UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2116 South 17th Street

Mattoon, Illinois 61938

(Address of Principal Executive Offices) (Zip Code)

(217) 235-3311

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – $0.01 par value	CNSL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On April 17, 2023, Consolidated Communications Holdings, Inc. (the “Company”), its wholly owned subsidiary, Consolidated Communications, Inc., as borrower (the “Borrower”), and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), entered into an Amendment No. 4 (the “Credit Agreement Amendment”) to the Company’s existing Credit Agreement, dated as of October 2, 2020, among the Company, the Borrower, the lenders party thereto, the Administrative Agent, and the other parties thereto (as amended by that certain Amendment No. 1, dated as of January 15, 2021, that certain Amendment No. 2, dated as of April 5, 2021, and that certain Amendment No. 3, dated as of November 22, 2022, the “Existing Credit Agreement” and, as amended by the Credit Agreement Amendment, the “Amended Credit Agreement”). The Credit Agreement Amendment amends the Existing Credit Agreement to replace remaining LIBOR-based benchmark rates with SOFR-based benchmark rates and to make certain other conforming changes.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the full text of the Credit Agreement Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description
10.1	Amendment No. 4, dated as of April 17, 2023, among Consolidated Communications Holdings, Inc., Consolidated Communications, Inc. and Wells Fargo Bank, National Association, as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

Date: April 18, 2023	By:	/s/ Fred A. Graffam III
	Name:	Fred A. Graffam III
	Title:	Chief Financial Officer